SEALED AIR UPDATE BAML 2011 INDUSTRIALS CONFERENCE DECEMBER 6, 2011 TOD S. CHRISTIE TREASURER AND INTERIM CFO WILLIAM V. HICKEY PRESIDENT AND CEO Exhibit 99.1

1
SAFE HARBOR AND REGULATION G STATEMENT
• This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as
“anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects” and similar expressions. These statements include comments as to Sealed Air Corporation’s (“the Company”) beliefs and expectations as to future events and trends affecting the Company’s business or the successful outcome of the business combination with Diversey and illustrative or pro forma combined results. Examples of such forward-looking statements may include, but are not limited to, expectations regarding the potential cash tax benefits associated with the W.R. Grace settlement, potential volume, revenue and operating growth for future periods, statements about the benefits of the business combination between the Company and
Diversey, and the Company’s plans, objectives, expectations and intentions with respect to future operations, products and services. For more extensive information, see "Risk Factors" and "Cautionary
Notice Regarding Forward-Looking Statements," which appear in our most recent Annual Report on
Form 10-K, as may be revised and updated from time to time by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission. While the
Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.
• Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S.
GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables that appear later in this presentation.

WHO WE ARE
We are focused on delivering consistent,
superior solutions in three areas:
Protecting what we eat and drink; where we shop,
learn, work, vacation and receive health care;
and the valuable goods we ship.
Our customers rely on these solutions
to improve safety, efficiency
and sustainability.
A COMPANY FOCUSED ON PROTECTION
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FOOD SAFETY & SECURITY
FACILITY HYGIENE
PRODUCT PROTECTION

SOLID 3Q PERFORMANCE VS. COMPETITORS
3Q/2011 vs. 3Q/2010
performance
Sealed Air
Food Packaging
Segment
Competitor’s
Food Segment
Sealed Air
Protective Packaging
Segment
Protective
Packaging
Competitor
Segment Volume Flat
Negative
(estimated -5%)
+3% Flat
Segment Price/Mix +4% +7% +3% +3%
Adjusted Operating
Profit Margin
-30 bps to
14.2%
-190 bps to
9.8%
-90 bps to
13.4%
Flat at
2.0%

4Q PERFORMANCE REMAINS SOLID (DATA THRU 11/30/2011)
Quarter to Date
Estimates
10/1/2011 to 11/30/2011
Key drivers vs. prior year
CONSTANT DOLLAR SALES VS. PRIOR YEAR PERIOD*
Food Packaging +2%
• +5% constant dollar sales in EU, Latin America, Asia
• +1% constant dollar sales in North America
• Only Australia/New Zealand remain negative year-over-year
Food Solutions +7%
• +5% constant dollar sales in N. America, EU, Asia
• +10% constant dollar sales Australia-New Zealand
Protective Packaging +6%
• +8% constant dollar sales in North America (largely volume)
• +10% constant dollar sales in Latin America (largely volume)
• Flat to -1% constant dollar sales in Europe (sales growth in
Northern EU)
Diversey flat to +1%
• Approx. +10% constant dollar sales growth in developing regions
• Japan stabilizing with flat sales
• Approx. flat to -1% in EU and Americas
RAW MATERIAL
PRICES
sequentially
• Resin prices declining modestly versus 3Q
• Resin vendors continue to place price increases in the market
• May incur slight sequential price increase in December
PRICING BENEFITS
• Benefits of prior pricing actions
• Anticipate positive price/cost spread in quarter for legacy Sealed Air
F/X IMPACT
(revenue)
slightly favorable
*Reflects preliminary estimated results, which are subject to change.

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SOLID FREE CASH FLOW GENERATION
469
624
645
309
358
243
2008 2009 2010 FY2011e*
Sealed Air Diversey
• EBITDA upside opportunity
• Asset-light cap-ex profile
• Efficient working capital
• Attractive cost of funds
712
933
1,003
Pro Forma Adjusted EBITDA less Cap Ex¹
1 Diversey uses Credit Agreement EBITDA. as defined in the appendix. Please refer to the appendix for all definitions.
* Estimate reflects first nine month results and estimated Adjusted EBITDA  and Cap-ex 4Q/2011 guidance, as provided in October 2011.

995-1,015
($ millions)

BILL HICKEY President & CEO

INTEGRATING THE BUSINESS
CURRENT PRIORITIES
• Integrating the Business
• Achieving Synergies
• Reducing Debt
• Defined and announced go-to-market organization and leadership team
• Finalizing next level leadership and regional organization
• Consolidated Finance, HR and Purchasing
• Harmonized key Corporate policies in Accounting, HR, Cap-Ex and Purchasing
• Food and Beverage has defined new value propositions, cross trained teams, calling on target accounts and responding to RFP’s
• Institutional & Laundry has identified sales synergies and is targeting Food Service and business supply distributors where cross selling and sales force productivity can be maximized
• Gained new Food & Beverage sales largely in developing regions: Guatemala, India, Indonesia and New Zealand (Sales amounts less than $10M)
• Identified 1 round of headcount reductions with estimated $20+M in savings to be implemented by year end
• Achieved 1 joint purchase of raw materials with savings of 4% for Diversey (approx. $1M savings)
• Delivered 1 combined shipment to business supply distributors
• Paid down $17M in 2011 debt maturities and $81M in 2012 debt maturities
• Focused on working capital elements
• Looking at possible asset sales
st
st
st

INTEGRATING THE BUSINESS (continued)
FUTURE PRIORITIES
• Exploit technologies
• New Products / Solutions
• Sealed Air on-site dispensing technology
• Advanced clean-in-place (CIP) solutions
• Equipment value engineering
• Integrated Food Safety Solutions
• VSS™ (Video Systems Solutions) for food safety and health care safety
• Automated factory hygiene processes
• Biofilm cleaning systems

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• Solid free cash flow generation
• Focused on reducing debt to increase shareholder returns
• Solid core business performance and growth focused on $40+ billion demand for food safety and hygiene solutions*
TOP REASONS TO INVEST IN SEALED AIR

*Freedonia World Food Safety Products Industry Study #2693, November 2010 estimates the global food safety product demand to be approximately $9B.  The balance of the estimated market size reflects non-food hygiene demand.

Q&A For additional information, please contact: Amanda Butler, Director of Investor Relations Email: amanda.butler@sealedair.com Tel: 201.703.4210

APPENDIX

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Reconciliation of Net Earnings Available to Common
Stockholders to Non-U.S. GAAP EBIT, EBITDA and Adjusted
EBITDA
(Unaudited, in millions)
2008 2009 2010
Three Months Ended
December 31, 2010
First Nine
Months 2011
LTM Ended
Sept 30, 2011
U.S. GAAP net earnings available to common stockholders as reported 179.9 $    244.3 $    255.9 $    51.3 $                             198.4 $            249.7 $
Add: Interest expense  128.1 154.9 161.6 39.2 110.5 149.7
Add: Income tax provision 42.4 85.6 87.5 7.9 73.8 81.7
Non-U.S. GAAP EBIT 350.4 484.8 505.0 98.4 382.7 481.1
Add: Depreciation and amortization 155.0 154.5 154.7 40.7 109.6 150.3
Non-U.S. GAAP EBITDA 505.4 639.3 659.7 139.1 492.3 631.4
Add: Share-based compensation expense 16.5 38.8 30.6 8.6 17.7 26.3
Add: Costs related to the acquisition of Diversey 0.0 0.0 0.0 0.0 30.7 30.7
Less: Gains from foreign currency forward contracts related to the closing of the acquisition of Diversey
0.0 (6.3) (6.3)
Add: Global manufacturing strategy and restructuring and other charges 92.5 16.7 7.4 3.7 0.0 3.7
(Less) / add: Foreign currency exchange (gains) losses related to Venezuelan subsidiary 0.0 0.0 (5.5) 1.0 0.2 1.2
Add / (less): Other-than-temporary impairment (gains on sale) of available-for-
sale securities
34.0 4.0 (5.9) (3.5) 0.0 (3.5)
Add: European manufacturing facility closure restructuring and other charges 0.0 0.0 6.9 6.6 0.2 6.8
Add: Settlement agreement related costs 1.5 1.8 0.6 0.0 0.8 0.8
Add: Loss on debt redemption
0.0 3.4 38.5 38.5 0.0 38.5
Non-U.S. GAAP adjusted EBITDA 649.9 $    704.0 $    732.3 $    194.0 $                           535.6 $            729.6 $
Sealed Air Adjusted EBITDA
Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA are provided as supplemental information and do not purport to represent net earnings or net cash provided by operating activities, as those terms are defined under U.S. GAAP, and should not be considered as alternatives or substitutes to such measurements or as indicators of our performance under U.S. GAAP.  Our definitions of EBIT, EBITDA and Adjusted EBITDA may not be comparable with similarly-titled measures used by others.  Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA are among the various indicators used by our management to measure the performance of our operations and aid in the comparison with other periods.
Such measures are also among the criteria upon which incentive compensation may be based.  Thus our management believes this information may be useful to investors.

1
Reconciliation of Diversey Net Earnings to Non-U.S. GAAP
EBITDA and Credit Agreement EBITDA
(Unaudited, in millions)
2008 2009 2010
Three Months Ended
December 31, 2010
First Nine
Months 2011
LTM Ended
Sept 30, 2011
Net income (loss) (59.5) $     (48.6) $     32.7 $      (6.2) $                             45.3 $                39.1 $
Add: Income tax provision 62.6 61.9 65.9 9.7 65.4 75.1
Add: Interest expense, net 145.6 138.0 146.2 39.4 88.5 127.9
Add: Notes redemption and other costs 0.0 48.8 0.0 0.0 0.0 0.0
Add: Depreciation and amortization expenses 128.2 112.1 116.8 32.7 87.5 120.2
EBITDA 276.9 $    312.2 $    361.7 $    75.6 $                            286.7 $              362.3 $
Add: Operating expenses of Holdings only 1.1 0.0 0.0 0.0 0.0 0.0
Add: Restructuring related costs 94.0 59.6 8.6 4.2 1.7 5.9
Add: Acquisition and divestiture adjustment (22.6) 2.2 10.4 0.2 0.0 0.2
Add: Non-cash expenses and charges 1.6 12.1 21.1 (4.6) 4.6 0.0
Add: Non-recurring gains or losses 0.0 0.0 31.1 31.1 25.4 56.5
Add: Compensation adjustment 13.1 17.0 20.0 4.7 15.0 19.7
Credit Agreement EBITDA 364.2 $    403.2 $    452.9 $    111.2 $                          333.4 $              444.6 $
Diversey Credit Agreement EBITDA